Exhibit 10.10

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of October 20, 2003 by and between INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation (the "Company"), with headquarters located at 9172 Eton Avenue, Chatsworth, California 91311-5874, and the purchasers (the "Investors") set forth on the execution page hereof (the "Execution Page").

RECITALS

A.                 The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

B.                 Subject to the terms and conditions stated in this Agreement, the Company desires to issue and sell to the Investors, and the Investors desire to purchase, shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock").

C.                 Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.  This Agreement and the Registration Rights Agreement are collectively referred to herein as the "Transaction Documents."

AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors, intending to be legally bound, hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF THE SHARES

1.1              Purchase and Sale of the Shares.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 1.2 below), the Company shall issue and sell to the Investors, and the Investors shall purchase from the Company, such number of Shares as is set forth on the Execution Page, for a purchase price per Share equal to THREE AND 37/100THS DOLLARS ($3.37) (as to the Investors, the aggregate amount of the Investors' purchase price is referred to herein as the "Purchase Price").  The aggregate amount of Shares to be issued and sold by the Company to the Investors pursuant to this Agreement shall not exceed ONE MILLION SEVEN HUNDRED AND FIFTY THOUSAND ($1,750,000).

1.2              The Closing.  Subject to the satisfaction (or waiver) of the conditions set forth in Articles V and VI below, the closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, 48th Floor, Los Angeles, California at 12:00 p.m., California time, on Monday, October 13, 2003, or at such other time or place as the Company and the Investors may mutually agree (the "Closing Date").

1.3              Form of Payment.  The Investors shall pay the Purchase Price for the Shares being purchased by the Investors by wire transfer to the account designated by the Company by the close of Business on the Closing Date.

ARTICLE II
INVESTORS' REPRESENTATIONS AND WARRANTIES

            The Investors each represent and warrant to the Company, as of the date hereof and as of the Closing, as follows:

2.1              Investment Purpose.  The Investors are purchasing the Securities for the Investors' own account for investment purposes only and not with a present view toward or in connection with the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.  The Investors understand that the Investors must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement.  Notwithstanding anything in this Section 2.1 to the contrary, by making the representations herein, the Investors do not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act and applicable state securities laws.

2.2              Accredited Investor Status.  The Investors are each an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

2.3              Reliance on Exemptions.  The Investors understand that the Securities are being offered and sold to the Investors in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investors' compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investors set forth herein in order to determine the availability of such exemptions and the eligibility of the Investors to acquire the Securities.

2.4              Information.  The Investors, and the Investors' respective counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by the Investors, or the Investors' respective counsel, including, without limitation, the Company's SEC Documents (as defined in Section 3.6 below).  The Investors have been afforded the opportunity to ask questions of the Company, were permitted to meet with the Company's officers and has received what the Investors believe to be complete and satisfactory answers to any such inquiries.  Notwithstanding the foregoing, neither such inquiries nor any other due diligence investigation conducted by the Investors, or the Investors' respective counsel, or any of their representatives shall modify, amend or affect the Investors' right to rely on the Company's representations and warranties contained in Article III hereof.  The Investors understand that the Investors' investment in the Securities involves a high degree of risk, including, without limitation, the risks and uncertainties disclosed in the SEC Documents.

2.5              Governmental Review.  The Investors understand that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2.6              Transfer or Resale.  The Investors understand that (a) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available; (b) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed; (c) the Company is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement and the Registration Rights Agreement); (d) the Company has agreed to register the resale of the Shares as provided in the Registration Rights Agreement; and (e) notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations and the provisions of the Transaction Documents.

2.7              Legends.  The Investors understand that, until such time as the Securities have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Investors pursuant to Rule 144, the certificates for the Securities will bear a restrictive legend (the "Legend") in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A COMMON STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND MAY BE OBTAINED BY HOLDER WITHOUT CHARGE.

2.8              Authorization: Enforcement.  This Agreement and the other Transaction Documents to which the Investors are parties have been duly and validly authorized, executed and delivered on behalf of the Investors and are valid and binding agreements of the Investors enforceable against the Investors in accordance with their respective terms.

2.9              Residency.  The Investors are each a resident of the jurisdiction set forth under the Investors' names on the Execution Page hereto executed by the Investors.

2.10          Hedging Transactions.  The Investors do not have an existing short position with respect to the Common Stock.

       The Investors' representations and warranties made in this Article II are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable United States federal and state securities laws and not for any other purpose.  Accordingly, the Company many not rely on such representations and warranties for any other purpose.  No Investor has made or hereby makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby.

ARTICLE III
COMPANY REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Investors, as of the date hereof and as of the Closing, as follows:

3.1              Organization and Qualification.  The Company and each of its wholly-owned subsidiaries (collectively, the "Subsidiaries") is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any effect which, individually or in the aggregate  with all other effects, reasonably would be expected to be materially adverse to (a) the Securities, (b) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents, or (c) the business, operations, properties, financial condition, operating results or prospects of the Company and its Subsidiaries, taken as a whole on a consolidated basis.

3.2              Authorization; Enforcement.  (a) The Company has the requisite corporate power and authority (i) to enter into and perform its obligations under this Agreement and the other Transaction Documents and (ii) to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares have been duly authorized by all necessary corporate action and, no further consent or authorization of the Company, its board of directors (or any committee thereof), its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement and the other Transaction Documents have been duly executed and delivered by the Company; and (d) this Agreement and the other Transaction Documents (including, without limitation, the Securities) constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

3.3              Capitalization.  The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock is set forth on Schedule 3.3 hereto.  All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable.  No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances.  Except as disclosed in Schedule 3.3 hereto, (a) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated, (b) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries, and (c) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement).  Schedule 3.3 hereto sets forth all of the securities or instruments of the Company or any of its Subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities will not trigger any anti-dilution adjustments to any such securities or instruments.  The Company has furnished to the Investors true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Bylaws as in effect on the date hereof (the "Bylaws") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, all of which instruments and agreements are set forth on Schedule 3.3 hereto.  The Company or one of its Subsidiaries has the unrestricted right to vote and, subject to limitations imposed by applicable law, to receive dividends and distributions on all securities of its Subsidiaries as owned by the Company or any such Subsidiary.

3.4              Issuance of Securities.  The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, (a) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, (b) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person that have not been duly and properly waived or complied with, and (c) will not impose personal liability on the holder thereof.

3.5              No Conflicts.  The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares do not and will not (a) result in a violation of the Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries, or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (b) and (c), for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).  Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, the Contracts (as defined in Section 3.6 below)), except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect.  The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as the Investors own any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct of their businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.  Except (i) as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (ii) for the filing of a Form D with the SEC, (iii) as may be required for compliance with the state securities or Blue Sky laws of applicable jurisdictions, or (iv) the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents or to perform its obligations in accordance with the terms hereof or thereof.

3.6              SEC Documents.  Since December 31, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein and all Exhibits thereto, the "SEC Documents").  The Company has made available to the Investors true and complete copies of the SEC Documents.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, to the Company's knowledge, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended in subsequent filings made prior to the date hereof.  As of their respective dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC applicable with respect thereto.  Such consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such consolidated financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in a manner clearly evident to a sophisticated institutional investor in the consolidated financial statements or the notes thereto of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii) are not, individually or in the aggregate, material to the financial condition or operating results of the Company.  To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (each a "Contract"). Except as set forth in the SEC Documents, none of the Company, its Subsidiaries or, to the best knowledge of the Company, any of the other parties thereto is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect.

3.7              Absence of Certain Changes.  Except as set forth in the SEC Documents, since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole.  The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

3.8              Absence of Litigation.  Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.  There are no facts known to the Company (other than as disclosed in the SEC Documents) which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

3.9              Disclosure.  All information relating to or concerning the Company and its Subsidiaries set forth in this Agreement or provided to the Investors pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, misleading.  Except for the execution and performance of this Agreement, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

3.10          Acknowledgment Regarding the Investors' Purchase of the Securities.  The Company acknowledges and agrees that the Investors are acting solely in the capacity of arm's length investors with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that no Investor is (a) an officer or director of the Company, (b) an "affiliate" of the Company (as defined in Rule 144), or (c) a "beneficial owner" of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act).  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby, and that any statement made by the Investors, or any of the Investors' representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is not advice or a recommendation, is merely incidental to the Investors' purchase of the Securities and have not been relied upon as such in any way by the Company, its officers or directors (except for the representations and warranties of the Investors in Article II hereof, which may be relied upon by the Company to the extent provided therein).  The Company further represents to the Investors that the Company's decision to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby have been based solely on an independent evaluation by the Company and its representatives.

3.11          No General Solicitation.  Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company or any such distributor has conducted any "general solicitation" (as defined in Regulation D) with respect to any of the Securities being offered hereby.

3.12          No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of the Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of integration would require registration of the Securities under the Securities Act.  The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties of the Investors set forth in Article II hereof.

3.13          No Brokers.  The Company has taken no action which would give rise to any claim by any person against the Investors for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, nor will any employee or director of the Company or the Investors receive any such commissions, finder's fees or similar payments.

3.14          Intellectual Property.  Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Neither the Company nor any Subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles, nor is there any claim of infringement made by a third party against or involving the Company or any of its Subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its Subsidiaries' ownership of or right to use its Intangibles and there is no reasonable basis for any such claim to be successful.  The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing.  The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses.  No person is infringing on or violating the Intangibles owned or used by the Company or its Subsidiaries.

3.15          Key Employees.  No Key Employee (as defined below) is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  No Key Employee has, to the best knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such Key Employee to be unable to devote his full time and attention to such employment or services. For purposes of  this Agreement, "Key Employee" means each of Kshitij Mohan, the Chief Executive Officer, Cesar M. Garcia, President and Chief Operating Officer, and John Caloz, Corporate Vice President and Chief Financial Officer.

3.16          Transactions With Affiliates.  None of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any material transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

3.17          Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries.  Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

3.18          Tax Status. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries has made or filed or requested extension of all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations (except those being contested in good faith), and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax.  None of the Company's tax returns is presently the subject of any material audit proceedings by any taxing authority.

3.19          Employee Relations.  Neither the Company nor any of its Subsidiaries is involved in any material union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

3.20          Insurance.  The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company.  No default or event has occurred that could give rise to a default under any such policy.

3.21          Environmental Matters.  There is no environmental litigation or other environmental proceeding pending or, to the Company's knowledge, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries.  No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries or that may otherwise have a Material Adverse Effect.  No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws.  The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect.  For purposes of this Agreement, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

3.22          Anti-Takeover Provisions.  Prior to the Closing, the Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under the shareholders rights plan that the Company presently has in effect) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including without limitation, the Company's issuance of the Securities or any other securities pursuant to the terms of this Agreement and any and all Investors' respective ownership of the Securities or any such other securities.

ARTICLE IV
COVENANTS

4.1              Reasonable Best Efforts.  The parties shall use their respective reasonable best efforts to timely satisfy each of the conditions described in Articles V and VI of this Agreement.

4.2              Securities Laws.  The Company shall file a Form D with respect to the Securities with the SEC as required under Regulation D within fifteen (15) days after the Closing Date and provide a copy thereof to the Investors promptly after such filing. The Company shall, on or prior to the Closing Date, take such action as is necessary to qualify the Securities for sale to the Investors under applicable securities laws of the states of the United States or to obtain an exemption therefrom, and shall provide evidence of any such action so taken to the Investors on or prior to the Closing Date.  Within two (2) business days after the Closing Date, the Company shall file with the SEC a Form 8-K disclosing this Agreement and the transactions contemplated hereby (the "8-K Filing").  From and after the 8-K Filing, the Company hereby acknowledges that no Investor shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide the Investors with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of the Investors.  In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents; provided that the Investors shall first notify the Company of its intention to do so.  No Investor shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.  Subject to the foregoing, neither the Company nor the Investors shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investors, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investors shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

4.3              Reporting Status.  So long as the Investors beneficially own any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.4              Participation Right.  Subject to the terms and conditions of this Section 4.4, until the first anniversary of the date hereof, the Investors shall have a right to participate in any financing transaction (whether debt or equity or both) other than an Excluded Transaction (as hereinafter defined), on the same terms and conditions as offered by the Company to the other participants in such transaction.  Each time the Company proposes to engage in any financing transaction, the Company shall deliver a notice (the "Notice") to the Investors, at least five (5) business days prior to the date on which it proposes to consummate such financing transaction, stating (a) its bona fide intention to engage in such financing transaction, (b) a description of the financing transaction, including the type of security to be issued in connection therewith, (c) the price and additional terms, if any, upon which it proposes to consummate the financing transaction, and (d) the anticipated closing date of the financing transaction.  The Investors shall have the right, exercisable by delivering written notice to such effect to the Company within five (5) business days after its receipt of the Notice, to participate, at the price and on the terms specified in the Notice, in such financing transaction up to the Investors' Participation Amount (as hereafter defined).  For purposes of this Agreement, "Participation Amount" means, with respect to the Investors, that percentage of the aggregate gross proceeds proposed to be raised by the Company in the financing transaction as is equal to the percentage of the total Shares purchased by the Investors hereunder.  If the Investors do not elect to participate to the full extent of the Investors' Participation Amount in the financing transaction, the Company may, during the seventy-five (75)-day period following the expiration of the five (5)-business day period referred to above, offer the remaining unsubscribed portion of the financing transaction to any person at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice.  If the Company does not consummate the balance of such financing transaction within such period, the right provided hereunder shall be deemed to be revived and such financing transaction shall not be consummated unless first reoffered to the Investors in accordance herewith.  For purposes of this Agreement, "Excluded Transaction" means (i) the issuance of shares of Common Stock upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof and disclosed on Schedule 3.3 hereto in accordance with the terms of such options, warrants or other securities as in effect on the date hereof, (ii) the grant of options to purchase Common Stock, with exercise prices not less than the market price of the Common Stock on the date of grant, which are issued to employees, directors or consultants pursuant to an equity compensation plan approved by the Company's board of directors, and the issuance of shares of Common Stock upon the exercise thereof, (iii) the issuance of shares of Common Stock pursuant to stock splits, combinations, subdivisions, dividends or other distributions on the outstanding shares of Common Stock, (iv) the issuance of securities in connection with strategic business partnerships, and (v) the issuance of securities pursuant to any credit line or equipment financing from a bank or similar financial or lending institution approved by the Board of Directors, which, in the case of any transaction described in clause (ii), (iv) or (v), is not, in the good faith judgment of the Company's Board of Directors, for the primary purpose of raising additional capital.

4.5              Information.  The Company shall send (via electronic transmission or otherwise), to the Investors until the Investors transfer, assign or sell all of their Securities in transactions in which the transferee is (unless such transferee is an affiliate of the Company) not subject to securities law resale restrictions, within two (2) business days after release, copies of all press releases issued by the Company or any of its Subsidiaries.  The Company further agrees to promptly provide to the Investors any information with respect to the Company, its properties, or its business or the Investors' investment as the Investors may reasonably request; provided, however, that the Company shall not be required to give the Investors any material nonpublic information.  If any information requested by an Investor from the Company contains material nonpublic information, the Company shall inform the Investors in writing that the information requested contains material nonpublic information and shall in no event provide such information to the Investors without the express written consent of the Investors after being so informed.

4.6              Prospectus Delivery Requirement.  The Investors understand that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof by the Investors pursuant to a registration statement under the Securities Act covering the resale by the Investors of the Shares being sold, and the Investors shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

4.7              Corporate Existence.  So long as the Investors beneficially own any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the other Transaction Documents and (b) is a publicly traded corporation.

4.8              Use of Proceeds.  The Company shall use the proceeds from the sale and issuance of the Shares for general corporate purposes and working capital.  In no event shall any proceeds be used to: (i) pay dividends; (ii) pay for any increase in executive compensation or make any loan or other advance to any officer, employee, shareholder, director or other affiliate of the Company, without the express approval of the board of directors acting in accordance with past practice; (iii) purchase debt or equity securities of any entity (including redeeming the Company's own securities), except for (A) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (B) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $500,000,000, (C) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (D) "Money Market" fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses (A), (B), or (C) above; or (iv) make any investment not directly related to the current business of the Company.

4.9              Listing. The Company shall promptly secure the listing of the Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock become listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted.  The Company shall comply in all material respects with the reporting, filing and other obligations under the bylaws or rules of any such national securities exchange or automated quotation system on which its shares of Common Stock are listed or quoted.  The Company shall promptly provide to each holder of Shares copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on any national securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

4.10          No Integrated Offerings.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

4.11          Legal Compliance.  The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

4.12          Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by the Investors in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.  The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investors.

4.13          Confidential Agreement.  Except for any disclosure required by applicable law or rules of the SEC, the Company and the Investors shall, and shall direct its respective representatives to, hold in confidence all information concerning this Agreement and the transactions contemplated hereby until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the transactions contemplated hereby or (b) this Agreement is terminated.

4.14          Expenses.  The Company shall pay to the Investors, collectively, at the Closing, reimbursement for the out-of-pocket expenses reasonably incurred by the Investors, their affiliates, and their advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents, including, without limitation, such advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"), up to an aggregate amount not to exceed FIVE THOUSAND DOLLARS ($5,000) without the Company's prior consent.  At the Closing, any Expenses to be reimbursed pursuant to this Section 4.15 shall be paid by delivery by the Company of a Company check of immediately available funds or wire transfer to the Investors as specified by the Investors.

ARTICLE V
SECURITY TRANSFER MATTERS

            The obligation of the Company hereunder to issue and sell the Shares to the Investors at the Closing is subject to the satisfaction, as of the Closing Date, of each of the following conditions as to the Investors, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

5.1              Execution of Transaction Documents.  The Investors shall have executed the Execution Page to this Agreement and each other Transaction Document to which the Investors are parties and delivered the same to the Company.

5.2              Payment of Purchase Price.  The Investors shall have delivered the full amount of the Investors' Purchase Price to the Company by wire transfer to the account designated by the Company.

5.3              Representations and Warranties True; Covenants Performed.  The representations and warranties of the Investors shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Investors shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing Date.

5.4              No Legal Prohibition.  No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VI
CONDITIONS TO THE INVESTORS' OBLIGATION TO PURCHASE

            The obligation of each Investor hereunder to purchase the Shares for which it is subscribing from the Company hereunder at the Closing is subject to the satisfaction, as of the Closing Date, of each of the following conditions, provided that these conditions are for each Investor's individual and sole benefit and may be waived by the Investors as to the Investors at any time in the Investors' sole discretion:

6.1              Execution of Transaction Documents.  The Company shall have executed the Execution Page to this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to the Investors.

6.2              Delivery of Securities.  The Company shall have delivered to the Investors duly executed share certificates for the number of Shares being purchased by the Investors (each in such denominations as the Investors shall request), registered in the Investors' respective names.

6.3              Representations and Warranties True; Covenants Performed.  The representations and warranties of the Company shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Investors shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by the Investors.

6.4              No Legal Prohibition.  No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

6.5              Legal Opinion.  The Investors shall have received the legal opinion from the Company's counsel, dated as of the Closing Date, in the form attached hereto as Exhibit B.

6.6              Corporate Approvals.  The Investors shall have received a copy of resolutions, duly adopted by the board of directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

ARTICLE VII
GOVERNING LAW; MISCELLANEOUS

7.1              Governing Law: Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.  The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Investors irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and the Investors further agrees that service of process upon the Company or the Investors, as applicable, mailed by the first class mail in accordance with Section 7.6 shall be deemed in every respect effective service of process upon the Company or the Investors in any suit or proceeding arising hereunder.  Nothing herein shall affect the Investors' right to serve process in any other manner permitted by law.  The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The parties hereto irrevocably waive any right to a trial by jury under applicable law.

7.2              Counterparts.  This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause the original manually executed signature pages to be physically delivered to the other parties as soon as practicable, but in any event within five (5) days thereafter, provided that the failure to so deliver any original manually executed signature page shall not affect the validity or enforceability of this Agreement.

7.3              Construction.  Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.4              Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

7.5              Entire Agreement: Amendments.  This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investors makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investors.

7.6              Notice.   Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by certified or registered mail (postage prepaid and return receipt requested) or delivered by nationally-recognized overnight courier or by facsimile transmission with confirmation of receipt, and shall be deemed delivered five days after being placed in the mail, if mailed, or at the time and date of receipt or refusal of receipt, if delivered personally or by overnight courier or facsimile transmission. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change is such party's address:

(a)                if to the Company:

                                    International Remote Imaging Systems, Inc.
                                    9172 Eton Avenue
                                    Chatsworth, CA  91311-5874
                                    Attention:   Chief Executive Officer
                                    Facsimile: (818) 349-0622

            with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

                                    Sheppard Mullin Richter & Hampton, LLP
                                    800 Anacapa Street
                                    Santa Barbara, CA 93101
                                    Attention:  Joseph E. Nida, Esq.
                                    Facsimile: (805) 568-1955

(b)               if to the Investors, to the address set forth under each Investor's name on the Execution Page hereto executed by the Investors.

7.7              Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder.  The Investors may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign the Investors' rights hereunder to any other person or entity.  Notwithstanding the foregoing, no Investor shall transfer any Shares or any of its rights hereunder to any of the companies identified on Schedule 7.7 hereto.

7.8              Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that Section 3.18 may be enforced by the Investors.

7.9              Survival.  The representations and warranties of the Company and the agreements and covenants set forth in Articles III, IV and VI hereof shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investors.

7.10          Publicity.  The Company and the Investors shall have the right to approve before issuance any press releases, SEC filings or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investors, to make any press release or SEC filings with respect to such transactions as is required by applicable law and regulations (although the Investors shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof and must provide specific consent to the use of their name in connection therewith).

7.11          Indemnification.  In consideration of the Investors' execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement and the other Transaction Documents, from and after the Closing, the Company shall defend, protect, indemnify and hold harmless the Investors and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), and the Company shall reimburse the Investors and all other Indeminitees promptly as such Indemnified Liabilities are incurred by any Indemnitee to the extent such Indemnified Liabilities are  a result of, or  arise out of, or  relate to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, (iii) any disclosure made by the Investors pursuant to Section 4.2 or 4.6 hereof, or (iv) the status of the Investors or holder of the Securities as an investor in the Company.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7.11 shall be the same as those set forth in Section 7(c) of the Registration Rights Agreement.

7.12          Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.13          Remedies.  No provision of this Agreement providing for any remedy to an Investor shall limit any remedy which would otherwise be available to an Investor at law or in equity.  Nothing in this Agreement shall limit any rights an Investor may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

7.14          Joint Participation in Drafting.  Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents.  As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

7.15          Knowledge.  As used in this Agreement, the term "knowledge" of any person or entity shall mean and include (a) actual knowledge and (b) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

By:_______________________________________

            Name:              Kshitij Mohan

            Title:                Chief Executive Officer

INVESTORS:

SIAR CAPITAL

By:

            Name:              Jack Silver

            Title:                Partner

            Address:           650 Madison Avenue, 15th Floor
                                    New York, NY  10021
                                    Attention:         Philip Anderson, Partner

            Telephone:        212-542-8214

            AGGREGATE SUBSCRIPTION AMOUNT:

            Number of Shares:                                 200,000
            Purchase Price ($3.37 per Share):             $674,000

PETER H. KAMIN

            AGGREGATE SUBSCRIPTION AMOUNT:

            Number of Shares:                                          70,000
            Purchase Price ($3.37 per Share):                  $235,900

PETER H. KAMIN CHILDRENS TRUST

By:
            Name:              Peter H. Kamin, Trustee

            AGGREGATE SUBSCRIPTION AMOUNT:

            Number of Shares:                                          30,000
            Purchase Price ($3.37 per Share):                  $101,100

            Address:          ______________________________
                                    ______________________________
            Telephone:       ______________________________

DOLPHIN ASSET MANAGEMENT

By:____________________________________

            Name:

            Title:

            AGGREGATE SUBSCRIPTION AMOUNT:

            Number of Shares:                                                100,000
            Purchase Price ($3.37 per Share):            $337,000

            Address:          _______________________________
                                    ______________________________
                                    Attn:  Raymond Yung
            Telephone:        212-539-0971

_____________________________________
JEFFREY BENJAMIN

            AGGREGATE SUBSCRIPTION AMOUNT:

            Number of Shares:                                          100,000
            Purchase Price ($3.37 per Share):                  $337,000

            Address:           _______________________________
                                    ______________________________
            Telephone:       ______________________________

Exhibit A
To
Common Stock Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

Exhibit B
To
Common Stock Purchase Agreement

LEGAL OPINION

List of Schedules
to
Common Stock Purchase Agreement

Schedule 3.3            -            Capitalization
Schedule 7.7            -            Prohibited Transferees

Schedule 3.3
to Common Stock Purchase Agreement

CAPITALIZATION TABLE
AS OF SEPTEMBER 30, 2003

Outstanding Common Shares:                                     11,221,996
Outstanding Warrants to Purchase Common Shares:            982,807
Outstanding Stock Options to Purchase Common Shares:            2,833,709

Schedule 7.7
to Common Stock Purchase Agreement

 PROHIBITED TRANSFEREES

SYSMEX CORPORATION*
ARKRAY INCORPORATED*
BECKMAN COULTER, INC.*
BAYON, INC.*
ROCHO, INC.*

*Including subsidiaries and affiliates of those entities

REGISTRATION  RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 20, 2003 (the "Agreement"), is made by and among INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation (the "Company"), with headquarters located at 9172 Eton Avenue, Chatsworth, California, 91311-5874, and the purchasers whose names appear on the signature page hereto (collectively, the "Investors").

W I T N E S S E T H :

WHEREAS, in connection with the Common Stock Purchase Agreement of even date herewith among the Investors and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of said Purchase Agreement, to issue and sell to the Investors shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

WHEREAS, to induce the Investors to execute and deliver the Purchase Agreement, and to consummate the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Investors hereby agree as follows:

2.                  Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)                "Investors" mean the Investors and any transferee or assignee of any Investor who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(b)               "Registrable Securities" means the shares of Common Stock issued pursuant to the Purchase Agreement.

(c)                "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold in transactions where the transferee is not subject to securities law resale restrictions, or (ii) the date on which the Registrable Securities may be immediately sold to the public without registration and free of restrictions on transfer pursuant to Rule 144(k) under the Securities Act or any successor provision.

(d)               "Registration Statement" means a registration statement of the Company filed with the Securities and Exchange Commission (the "SEC") on Form S-3 under the Securities Act.

(e)                The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder (including Rule 415 under the Securities Act), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

3.                  Registration.

(a)                Mandatory Registration.  Pursuant to the terms of this Section 2(a), the Company shall prepare promptly and file a Registration Statement with the SEC, registering up to FIVE HUNDRED THOUSAND (500,000) Registrable Securities for resale, as soon as practicable, but in any event no later than the sixtieth (60th) day following the date hereof.  The Registration Statement (and each amendment or supplement thereto) shall be provided to, and subject to the reasonable approval of, the Investors, and the Investors' respective counsel, prior to its filing or other submission.  The Company will take all steps that can be taken to cause such Registration Statement to be declared effective by the SEC following the filing thereof, but in any event no later than ninety (90) days following the date hereof.

(b)               Registration Statement.  In the event that, notwithstanding the Company's best efforts as described in Section 2(a) above, the Registration Statement is not declared effective by the SEC, then the Company will have no further obligation to the Investors to register the Shares, except for subparagraph (c) below.

(c)                Piggy-Back Registrations.  If, at any time and from time to time prior to the expiration of the Registration Period, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Investors written notice of such filing, and if, within fifteen (15) days after the date of such notice, the Investors shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investors request to be registered.  Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investors have requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities, (ii) after giving effect to the immediately preceding provision, any such exclusion of Registrable Securities shall be made pro rata to the Investors seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by the Investors or other holder, and (iii) no such reduction shall reduce the amount of Registrable Securities included in the registration below twenty-five (25%) of the total amount of securities included in such registration.  No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof.  If an offering in connection with which the Investors are entitled to registration under this Section 2(c) is an underwritten offering, then the Investors whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

4.                  Additional Obligations of the Company.  In connection with the registration of the Registrable Securities, the Company shall have the following additional obligations:

(a)                The Company shall respond promptly to any and all comments made by the staff of the SEC to any Registration Statement required to be filed hereunder, and shall submit to the SEC, before the close of business on the third (3rd) business day immediately following the business day on which the Company learns (either by telephone or in writing) that no review of such Registration Statement will be made by the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date as soon as practicable.  The Company shall keep any such Registration Statement effective pursuant to Rule 415 under the Securities Act at all times during the Registration Period.

(b)               Each Registration Statement required to be filed hereunder (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed by the Company (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  The financial statements of the Company included in any such Registration Statement or incorporated by reference therein (A) shall comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto, (B) shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed on summary statements) and (C) shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

(c)                The Company (i) shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement required to be filed hereunder and the prospectus used in connection with any such Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and (ii) during the Registration Period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by any such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement.

(d)               The Company shall furnish to the Investors whose Registrable Securities are included in the Registration Statement and the Investors' respective legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto; each preliminary prospectus and final prospectus and each amendment or supplement thereto; and, in the case of the Registration Statement required under Section 2(a) above, each letter written by or on behalf of the Company to the SEC and each item of correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); (ii) on the date of effectiveness of any Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective; and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investors.

(e)                The Company shall use its reasonable best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as the Investors reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.  Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, unless the Company is already subject to service of process in such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company, or (E) make any change in its Certificate of Incorporation or Bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

(f)                 In the event the Investors hold a majority in interest of the Registrable Securities being offered in an underwriter offering, the Company shall enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering.  The Company shall be responsible for payment of the fees of such underwriters and the reasonable attorney fees and costs incurred by one law firm selected by the Investors to represent the Investors' respective interests in the underwritten offering.  The Investors shall be obligated to participate in any such underwriting.

(g)                The Company shall notify the Investors who hold Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (a "Suspension Event").  The Company (i) shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, (ii) shall promptly, but in all events within five (5) business days, use its reasonable best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and (iii) shall deliver such number of copies of such supplement or amendment to the Investors as the Investors may reasonably request.

(h)                The Company shall use its reasonable best efforts (i) to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement that includes Registrable Securities, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible time (including, in each case by amending or supplementing such Registration Statement), and (ii) to notify the Investors who hold Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

(i)                  The Company shall permit a single firm of counsel designated by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review any Registration Statement required to be filed hereunder and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects.

(j)                 At the request of any Investor who holds Registrable Securities being sold pursuant to any registration hereunder, the Company shall furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

(k)               The Company shall make generally available to the Investors as soon as practicable, but in no event later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.  The Company will be deemed to have complied with its obligations under this Section 3(k) upon the Company's filing, on an appropriate form, the appropriate report of the Company as required by the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Exchange Act").

(l)                  The Company shall make available for inspection by (i) the Investors whose Registrable Securities are being sold pursuant to such registration, (ii) any underwriter participating in any disposition pursuant to the  Registration Statement, and (iii) any attorney, accountant or other agent retained by any Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Investors) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or such release is reasonably necessary in connection with litigation or other legal process or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(l).  The Investors agree that the Investors shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's  expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(m)              The Company shall hold in confidence and shall not make any disclosure of information concerning any Investor provided to the Company pursuant hereto unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or such release is reasonably necessary in connection with litigation or other legal process or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investors and allow the Investors, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(n)                The Company shall use its reasonable best efforts to promptly cause all of the Registrable Securities covered by any Registration Statement to be listed or designated for quotation on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or any other national securities exchange or automated quotation system and on each additional national securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any, if the listing or quotation of such Registrable Securities is then permitted under the rules of such exchange or automated quotation system, and in any event, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to the Registrable Securities.

(o)               The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement required to be filed pursuant to Section 2(a) hereof.

(p)               The Company shall cooperate with any Investor who holds Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names, as the managing underwriter or underwriters, if any, or the Investors may reasonably request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) instructions to the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the Registrable Shares have been registered.

(q)               The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

(r)                 At the request of any Investor, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement required to be filed hereunder and the prospectus used in connection with any such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement to conform to written information supplied to the Company by the Investors for such purpose.

(s)                The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith.

(t)                 From and after the date of this Agreement until the expiration of the Registration Period, except as set forth on Schedule 1 hereto, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities which are not Registrable Securities in the Registration Statement required to be filed pursuant to Section 2(a) or 3(c) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

5.                  Obligations of the Investors.  In connection with the registration of the Registrable Securities, the Investors shall each have the following obligations:

(a)                It shall be a condition precedent to the obligations of the Company to effect the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that the Investor shall furnish to the Company such information regarding itself, the number of Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required by rules of the SEC to effect the registration of the Registrable Securities.  The information so provided by the Investors shall be included without material alteration in the Registration Statement and shall not be modified without the Investors' written consent.  At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investors of the information the Company requires from the Investors.

(b)               The Investors, by the Investors' acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement required to be filed hereunder, unless the Investors have notified the Company in writing of the Investors' election to exclude all of the Investors' Registrable Securities from such Registration Statement.

(c)                In the event the Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, the Investors agree to enter into and perform the Investors' respective obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Investors have notified the Company in writing of the Investors' election to exclude all of the Investors' Registrable Securities from the applicable Registration Statement.  The Investors shall not be obligated to participate in any such underwriting.

(d)               Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g), 3(h) or 5(a) with respect to any Registration Statement covering Registrable Securities, the Investors shall immediately discontinue disposition of Registrable Securities pursuant to such Registration Statement until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g), 3(h) or 5(a), as applicable, and, if so directed by the Company, the Investors shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies, other than file copies, in the Investors' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  Notwithstanding the foregoing or anything to the contrary in this Agreement, but subject to compliance with applicable laws, the Company shall cause the transfer agent for the Registrable Securities to deliver unlegended shares of Common Stock to a transferee of the Investors in connection with any sale of Registrable Securities with respect to which the Investors have entered into a contract for sale prior to receipt of such notice and for which the Investors have not yet settled.

(e)                The Investors may not participate in any underwritten registration hereunder unless the Investors (i) agree to sell their respective Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.  Notwithstanding anything in this Section 4(e) to the contrary, this Section 4(e) is not intended to limit any Investor's rights under Sections 2(a) or 3(c) hereof.

6.                  Delay Periods.

(a)                Delay Period.  If, at any time prior to the expiration of the Registration Period, the Company's Board of Directors determines, in its reasonable good faith judgment, that the disposition of Registrable Securities would require the premature disclosure of material non-public information which may reasonably be expected to have an adverse effect on the Company, then the Company shall not be required to maintain the effectiveness of or amend or supplement the Registration Statement for a period (a "Disclosure Delay Period") expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material or (ii) subject to Section 5(b) hereof, up to ten (10) trading days after the date on which the Company provides a notice to the Investors under Section 3(g) hereof stating that the failure to disclose such non-public information causes the prospectus included in the Registration Statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (each, a "Disclosure Delay Period Notice").  For the avoidance of doubt, in no event shall a Disclosure Delay Period exceed ten (10) trading days.

(b)               The Company shall give prompt written notice, in the manner prescribed by Section 12 hereof, to the Investors of each Disclosure Delay Period, which notice shall, if practicable, estimate the duration of such Disclosure Delay Period.  The Investors shall, upon receipt of a Disclosure Delay Period Notice prior to the Investors' disposition of all of its Registrable Securities, forthwith discontinue the disposition of such Registrable Securities pursuant to the Registration Statement, and will not deliver any prospectus forming a part thereof in connection with any sale of such Registrable Securities until the expiration of such Disclosure Delay Period.  Notwithstanding anything in this Section 5 to the contrary, the Company shall not deliver more than two Disclosure Delay Period Notices in any one year period and there shall not be more than an aggregate of 15 calendar days in any 90 calendar day period during which the Company is in a Disclosure Delay Period.

7.                  Expenses of Registration.  All expenses (other than underwriting discounts and commissions) incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 (including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Investors pursuant to Section 3(f) hereof), shall be borne by the Company.  In addition, the Company shall pay the Investors' costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

8.                  Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                To the extent permitted by law, the Company shall indemnify, hold harmless and defend (i) the Investors who hold such Registrable Securities, (ii) the directors, officers, partners, members, employees and agents of the Investors, (iii) each person, if any, who controls the Investors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (iv) any underwriter (as defined in the Securities Act) for the Investors, (v) the directors, officers, partners, members, employees and agents of any such underwriter, and (vi) each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Investor Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (A) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (A) through (C) being, collectively, "Violations").  Subject to the restrictions set forth in Section 7(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Investor Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a):  (x) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Investor Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) with respect to any preliminary prospectus, shall not inure to the benefit of any Investor Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to Section 3(d) hereof and the Investor Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to the Violation and the Investor Indemnified Person, notwithstanding such advice, used it; and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

(b)               In connection with any Registration Statement in which the Investors are participating, (i) the Investors shall hold harmless and defend, to the same extent and in the same manner set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Company Indemnified Person"), against any Claims to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investors expressly for use in connection with such Registration Statement, and (ii) subject to the restrictions set forth in Section 7(c), the Investors shall reimburse the Company Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnification obligations contained in this Section 7(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld; provided further, however, that the Investors shall be liable under this Agreement (including this Section 7(b) and Section 8) for only that aggregate amount as does not exceed the net proceeds actually received by the Investors as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.  Notwithstanding anything to the contrary contained herein, the indemnification obligations contained in this Section 7(b) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c)                Promptly after receipt by any party under this Section 7 of notice of the commencement of any action (including any governmental action), such party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the indemnified party; provided, however, that such indemnifying party shall not be entitled to assume such defense and an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party that are in conflict with those available to such indemnifying party.  The indemnifying party shall pay for only one separate legal counsel for the indemnified parties, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates (if the parties entitled to indemnification hereunder are Investor Indemnified Parties) or by the Company (if the parties entitled to indemnification hereunder are Company Indemnified Parties).  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.  The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.  The provisions of this Section 7 shall survive the termination of this Agreement.

9.                  Contribution.  To the extent any indemnification provided for in Section 7 herein is unavailable to the indemnified parties in respect of any Claim referred to herein (other than by reason of the exceptions provided therein), then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim to the fullest extent permitted by law, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the Violation giving rise to the applicable Claim, which relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party.  In no event shall the obligation of any indemnifying party to contribute under this Section 8 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.  The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the indemnified parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs.  The amount paid or payable by an indemnified party as a result of any Claim shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, the Investors nor underwriter shall be required to contribute any amount in excess of the amount by which (a) in the case of any Investor, the net proceeds actually received by the Investors from the sale of Registrable Securities pursuant to such Registration Statement or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investors or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act ) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10.              Public Information.  With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a)                file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

(b)               furnish to the Investors, so long as the Investors hold Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

11.              Assignment of Registration Rights.  The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by the Investors to any transferee or assignee of all or any portion of the Registrable Securities if: (a) the Investors agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (e) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

12.              Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and each Investor.

13.              Miscellaneous.

(a)                Conflicting Instructions.  A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities or the securities upon which such Registrable Securities are issuable upon exercise, conversion or otherwise.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)               Notice.   Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by certified or registered mail (postage prepaid and return receipt requested) or delivered by nationally-recognized overnight courier or by facsimile transmission with confirmation of receipt, and shall be deemed delivered five days after being placed in the mail, if mailed, or at the time and date of receipt or refusal of receipt, if delivered personally or by overnight courier or facsimile transmission. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change is such party's address:

                                                                  (i)                        if to the Company:

                                                International Remote Imaging Systems, Inc.
                                                9172 Eton Avenue
                                                Chatsworth, CA  91311-5874
                                                Attention:  John Caloz, Chief Financial Officer
                                                Facsimile: (818) 349-0622

            with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

                                                Sheppard Mullin Richter & Hampton, LLP
                                                800 Anacapa Street
                                                Santa Barbara, CA 93101
                                                Attention:  Joseph E. Nida, Esq.
                                                Facsimile: (805) 568-1955

                                                                (ii)                        if to any Investor, to such address as the Investor shall have provided in writing to the Company.

(c)                Waiver.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Investors each irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and the Investors further each agrees that service of process upon the Company or the Investors in accordance with Section 12(b) shall be deemed in every respect effective service of process upon the Company or the Investors in any suit or proceeding arising hereunder. Nothing herein contained shall affect Investors' rights to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The parties hereto irrevocably waive any right to a trial by jury under applicable law.

(e)                Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(f)                 Entire Agreement.  This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(g)                Successors and Assigns.  Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(h)                Construction.  Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(i)                  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

(j)                 Further Acts.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)               Remedies.  No provision of this Agreement providing for any remedy to the Investors shall limit any remedy which would otherwise be available to the Investors at law or in equity.  Nothing in this Agreement shall limit any rights the Investors may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

(l)                  Joint Participation in Drafting.  Each party to this Agreement has participated in the negotiation and drafting of this Agreement.  As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

By:_____________________________________

            Name:              Kshitij Mohan

            Title:                 Chief Executive Officer

Address:          9172 Eton Avenue
                       Chatsworth, CA  91311-5874

                       Attention:  Kshitij Mohan, Chief Executive Officer
Telephone:       818-709-1244

INVESTORS:

SIAR CAPITAL

By:

            Name:              Jack Silver

            Title:                 Partner

            Address:           650 Madison Avenue, 15th Floor
                                    New York, NY  10021
                                    Attention:  Philip Anderson, Partner
            Telephone:        212-542-8214

_________________________________________
PETER H. KAMIN

            Address:          ___________________________
                                   ___________________________
            Telephone:       ___________________________

PETER H. KAMIN CHILDRENS TRUST

By:_______________________________________

            Name:            Peter H. Kamin, Trustee

            Address:          ___________________________
                                   ___________________________
                                    Attn:  Peter H. Kamin
            Telephone:      ___________________________

DOLPHIN ASSET MANAGEMENT

By:_______________________________________

            Name:

            Title:

            Address:            ___________________________
                                    ___________________________
                                    Attn:  Raymond Yung
            Telephone:        212-539-0971

_________________________________________
JEFFREY BENJAMIN

            Address:          ___________________________
                                   ___________________________
            Telephone:      ___________________________

Schedule 1

Additional Shares to be Included on Registration Statement

NONE

Our File Number
03CV-105442

October 20, 2003

To the Purchasers of Common Stock of
International Remote Imaging Systems, Inc.
Listed on Execution Page to the Common Stock Purchase Agreement

Re:	Legal Opinion for Issuance and Sale of Common Stock

Dear Ladies and Gentlemen:

We have acted as special counsel for International Remote Imaging Systems, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company to you of Five Hundred Thousand (500,000) shares of the Company's Common Stock (the "Shares") pursuant to the Common Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of October 20, 2003 among the Company and the parties listed on the Execution Page thereof (the "Investors"), and the execution and delivery by the Company of the Registration Rights Agreement (the "Registration Rights Agreement"), dated October 20, 2003.  This opinion is given to you pursuant to Section 6.5 of the Stock Purchase Agreement in connection with the Closing of the sale of the Shares.  The Stock Purchase Agreement and the Registration Rights Agreement are referred to herein collectively as the "Transaction Documents."  Unless defined herein, capitalized terms have the meanings given them in the Transaction Documents.

As to matters of fact, we are relying upon the representations and warranties of all parties contained in the Stock Purchase Agreement and the Certificate of the Company attached hereto ("Opinion Certificate") and upon certificates and statements of government officials, all without independent verification.  In addition, we examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion.  In such examination, we assumed that the signatures on documents and instruments examined by us are authentic, that each is complete and what it purports to be, that all documents and instruments submitted to us as copies or facsimiles conform with the originals, and that the documents and instruments submitted to us have not been amended or modified since the date submitted.

In our examination of documents, we further assumed (i) that each person or entity entering into such documents (other than the Company in connection with the Transaction Documents) had the power, legal competence and capacity to enter into and perform all of such party's obligations thereunder, (ii) the due authorization, execution and delivery by each party (other than the due authorization, execution and delivery of the Transaction Documents by the Company), (iii) the enforceability and binding nature of the obligations of the parties to such documents (other than as to the enforceability against, and the binding nature upon, the Company of the Transaction Documents), (iv) that there is no fact or circumstance relating to any party that might prevent the Investors from enforcing any of the rights provided for in the Transaction Documents, (v) performance on or before the Closing by all parties of their obligations under the Transaction Documents to be performed on or before the Closing and (vi) no action has been taken or event occurred which amends, revokes, terminates or renders invalid any of the documents, records, consents or resolutions which we have reviewed since the date of the certificates we relied upon in rendering this opinion.  We also assumed that there are no extrinsic agreements or understandings among the parties to the Transaction Documents that would modify or interpret the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder.

As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact refers to the current actual knowledge of Joseph E. Nida and Peter A. Muzinich, the attorneys within the firm with primary responsibility for the transactions covered by this opinion.  Except to the extent expressly set forth herein we have not undertaken any independent investigation to determine the accuracy or completeness of such statement (including without limitation any examination of any documents in our files or otherwise made available to us by the Company), and no inference as to the accuracy or completeness of such statement should be drawn from our representation of the Company or our rendering the opinions set forth below.

Based upon and subject to the foregoing and the qualifications and limitations set forth below, and except as set forth in the Stock Purchase Agreement or the Schedule of Exceptions thereto, it is our opinion that:

(a)               The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own its properties and to conduct its business as, to our knowledge, it is presently conducted in the States of Delaware and California.  The Company is qualified to do business as a foreign corporation in the state of California.

(b)              The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents.

(c)              The Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company.

(d)              The authorized capital stock of the Company consists of FIFTY MILLION (50,000,000) shares of Common Stock, par value $0.01 per share, ELEVEN MILLION TWO HUNDRED THIRTY THOUSAND FIVE HUNDRED AND FIFTY ONE (11,230,551) of which to our knowledge are issued and outstanding prior to the Closing, and THREE MILLION (3,000,000) shares of Preferred Stock, par value $0.01 per share, THREE THOUSAND (3,000) shares of which have been designated Series A Preferred Stock ("Series A Preferred"), of which to our knowledge none are issued and outstanding prior to the Closing, and TWO HUNDRED AND FIFTY SIX THOUSAND (256,000) shares of which have been designated Series B Preferred Stock ("Series B Preferred"), none of which are issued and outstanding prior to the Closing; and ONE MILLION (1,000,000) shares of which have been designated Series C Preferred Stock ("Series C Preferred"), none of which are issued and outstanding prior to the Closing.  All of such issued and outstanding shares are duly authorized, validly issued and, to our knowledge, fully paid and nonassessable.  The Company has reserved FIVE HUNDRED THOUSAND (500,000) shares of Common Stock for issuance under the Stock Purchase Agreement and FOUR MILLION TWO HUNDRED THOUSAND (4,200,000) shares of Common Stock for issuance under the Company's 1994, 1997 and 1998 Stock Option Plans.  The Company has authorized and issued TWO HUNDRED NINETY THOUSAND (290,000) special inducement stock options.  The Company has NINE HUNDRED EIGHTY TWO THOUSAND EIGHT HUNDRED AND SEVEN (982,807) issued and outstanding warrants to purchase shares of its Common Stock and TWO MILLION EIGHT HUNDRED THIRTY THREE THOUSAND SEVEN HUNDRED AND NINE (2,833,709) outstanding stock options to purchase shares of its Common Stock.

(e)              The Common Stock Purchase Agreement and the Registration Rights Agreement constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.  Each of the Transaction Documents has been duly executed and delivered by the Company.

(f)               The Shares to be issued on the date hereof, when issued in compliance with the provisions of the Common Stock Purchase Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

(g)              The execution, delivery and performance of the Transaction Documents by the Company will not result in (i) a violation of the Company's Certificate of Incorporation or Bylaws, (ii) a material violation of Delaware General Corporate, the applicable portions of the California General Corporate Law, or any United States Federal Statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company, or (iii) a violation of any judgment or order specifically identified on the Schedule of Exceptions, if any.

(h)              No consent, approval or authorization of or designation, declaration or filing with, any United States federal, Delaware corporate or California governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion thereof), except for the notice filing required by applicable state and federal securities laws that may be mad following the Closing.

(i)                 Based in part upon the representations made in the Common Stock Purchase Agreement, the offer, sale and issuance of the Shares to be issued in conformity with the terms of the Stock Purchase Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act..

In addition, to our knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company that (i) questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents or (ii) if determined adversely, would be likely to result in a material adverse change in the financial condition or business of the Company.

Please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company nor have we undertaken any other inquiry whatsoever.

In rendering the opinion set forth in paragraph (a) above as to the good standing of the Company and as to its qualification to do business in California, we relied exclusively on certificates of public officials, although we did not obtain tax good standing certificates in the State of California, and no opinion is provided with respect to tax good standing in such state.

In rendering the opinion set forth in paragraph (d) above relating to the fully paid status of all of the issued shares of capital stock of the Company, we relied without independent verification on the Opinion Certificate.

In rendering the opinion set forth in paragraph (d) above relating to the status of the capitalization of the Company, we relied without independent verification on (i) the Company's Certificate of Incorporation (the "Certificate"), (ii) minute books relating to meetings and written actions of the Board of Directors and stockholders of the Company and stock records in our possession and (iii) the Opinion Certificate.

With regard to the opinion set forth in paragraph (e) above regarding enforceability, we note that whenever an opinion herein states that an agreement is a "valid and binding obligation" of a party "enforceable in accordance with its terms," such statement shall mean that, subject to the qualifications and limitations set forth herein, (i) an effective contract has been formed under California law, (ii) the entire agreement is not invalid by reason of a specific statutory prohibition or the public policy of the State of California, (iii) contractual defenses to the entire agreement are not available and (iv) some remedy is available if a party to the agreement does not materially comply with its terms.  This does not imply that any particular type of remedy is available.

Our opinion set forth in paragraph (e) is further qualified by, and subject to, and we render no opinion with respect to, the following:

1.                  The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent transfers, preferential transfers and distributions and equitable subordination;

2.                  Limitations imposed by general principles of equity upon the availability of equitable remedies for the enforcement of provisions of the Transaction Documents, whether considered in a proceeding at law or in equity, and by the effect of judicial decisions holding that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

3.                  The effect of Section 1670.5 of the California Civil Code or any other California law, United States federal or Delaware law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy;

4.                  The enforceability of provisions of the Transaction Documents expressly, or by implication, waiving or relinquishing broadly or vaguely stated rights or unknown future rights or defenses, or waiving defenses to obligations or rights granted by law (whether substantive or procedural) or waiving rights to damages, or the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly permits the waiver of such rights;

5.                  The enforceability of any provision of any Transaction Document purporting to (a) waive rights to trial by jury, service of process or objections to venue or jurisdiction in connection with any litigation arising out of or pertaining to the Transaction Documents, (b) exclude conflict of law principles under California law, (c) establish particular courts as the forum for the adjudication of any controversy relating to the Transaction Documents, (d) establish the laws of any particular state or jurisdiction for the adjudication of any controversy relating to the Transaction Documents, (e) establish evidentiary standards or make determinations conclusive or (f) provide for arbitration of disputes;

6.                  The effect of judicial decisions, which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Transaction Documents;

7.                  The enforceability of any provisions of the Transaction Documents providing that (a) rights or remedies are or are not exclusive, (b) rights or remedies may be exercised without notice, (c) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (d) the election of a particular remedy or remedies does not preclude recourse to one or more other remedies, (e) liquidated damages are to be paid upon the breach of any Transaction Document or (f) the failure to exercise, or any delay in exercising, rights or remedies available under the Transaction Documents will not operate as a waiver of any such right or remedy;

8.                  The enforceability of any attorneys' fees, severability, reimbursement, indemnification or contribution provisions;

9.                  Any provision of the Transaction Documents requiring written amendments or waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.  We note that a requirement that provisions of the Transaction Documents may only be amended or waived in writing may not be binding or enforceable if an oral agreement has been created modifying such provision or an implied agreement by trade practice or course of conduct has given rise to an amendment or waiver;

10.             The enforceability of any provisions in the Transaction Documents concerning the voting of capital stock.

11.             The enforceability of any provisions in the Transaction Documents concerning the obligation of the Company (or its underwriters or agents) to sell shares of stock to the Investors in connection with a public offering; and

12.             The validity, binding effect or enforceability of the Transaction Documents to the extent that an arbitrator's decision may be contrary to the law or the facts and not subject to reversal.

In rendering the opinion set forth in paragraph (g) above relating to violations of United States federal, California or Delaware corporate laws, rules or regulations applicable to the Company, we have not conducted any investigation into the types of businesses and activities in which the Company engages or the manner in which the Company conducts its businesses.  We have not conducted any special investigation of laws, statutes, rules or regulations and our investigation of and our opinion is limited to such laws, rules or regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Transaction Documents.  We have assumed that no party to the Transaction Documents will in the future take any discretionary action (including a decision not to act permitted by the Transaction Documents) that would cause the performance of the Transaction Documents to violate the Delaware General Corporate Law or any California or federal statute, rule or regulation; constitute a violation or breach of or default under any of the Contractual Obligations; or require an order, consent, permit or approval to be obtained from a California or federal government authority.

In rendering the opinion set forth in paragraphs (h) and (i) regarding securities exemptions, we have assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Shares by means of any general solicitation or publication of any advertisement therefor.

In addition to the foregoing, the opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:

13.             We express no opinion as to compliance with any federal or state antitrust statutes, rules or regulations, including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

14.             We assumed (a) the accuracy and completeness of the representations and warranties of the Investors set forth in the Transaction Documents and (b) the validity of any wire transfers, drafts or checks tendered by the Investors.

15.             We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities, including without limitation the accuracy and completeness of the information provided by the Company to the Investors in connection with the offer and sale of the Shares.

16.             We express no opinion as to whether the members of the Company's Board of Directors have complied with their fiduciary duties in connection with the authorization and performance of the Transaction Documents.

17.             We assumed that the actions of the Company and its officers, directors and stockholders comply with the provisions of Section 144 of the General Corporation Law of the State of Delaware.

18.             We express no opinion as to matters governed by any laws other than the laws of the State of California, the corporate law of the State of Delaware or the federal law of the United States of America.  We express no opinion as to the laws of any other jurisdiction nor as to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.  We express no opinion as to whether the laws of any jurisdiction are applicable to the Transaction Documents or the transactions contemplated thereby.

19.             We express no opinion as to matters governed by federal and state laws and regulations governing:  usury; securities (except with respect to the transactions contemplated by the Transaction Documents); broker-dealers, investment companies, and investment advisers; insurance; labor, employment (including, but not limited to, the Americans with Disabilities Act) and pension and employee benefits; antitrust and unfair competition; escheat; health and safety, environmental protection and hazardous substances; taxation; or patents, copyrights, trademarks, trade names and other intellectual property rights.

8.    We note that the parties to the Transaction Documents have designated the laws of the State of Delaware as the laws governing the Transaction Documents.  Our opinion is premised upon the result that would be obtained if a California court were to apply the internal laws of the State of California to the interpretation and enforcement of the Transaction Documents (notwithstanding the designation therein of the laws of the State of Delaware).

This Opinion is qualified to the extent, and is rendered and delivered on the express condition and assumption, that no counsel for the addressee has expressed or reached opinions which are contrary to the opinions set forth in this letter.

This opinion is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent.  Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company.  We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinions expressed herein.

Very truly yours,